THIRD AMENDMENT TO STOCKHOLDERS’ AGREEMENT

        THIS THIRD AMENDMENT TO STOCKHOLDERS’ AGREEMENT, dated as of September 14, 2005 (this “Amendment”), by and among NationsRent Companies, Inc., a Delaware corporation (the “Company”), and the stockholders of the Company (the “Stockholders”) listed on the signature pages hereto, amends the Stockholders’ Agreement, dated as of June 13, 2003, as amended and in effect on the date hereof prior to giving effect to the Amendment (the “Agreement”), among the Company and the Stockholders party thereto. Capitalized terms not defined herein shall have the meaning set forth in the Agreement, as amended by the Amendment (the “Amended Agreement”).

        WHEREAS, the parties to the Agreement have determined that it is in the best interest of the Company and its stockholders to amend the Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the Agreement is hereby amended as follows:

ARTICLE I

AMENDMENT TO THE AGREEMENT

         Section 1.1 Amendments to Section 7.2. Section 7.2 of the Agreement is hereby amended by deleting (i) of such Section in its entirety and replacing such (i) of Section 7.2 with the following:

“7.2 Information Requirement. The Company agrees that, until the completion of a Qualified Public Offering, (i) all Stockholders shall be furnished with: (a) all management letters of accountants of the Company and its Subsidiaries; (b) annually, within 120 days of the end of each fiscal year, an annual report, including audited financial statements and management’s discussion and analysis of the Company’s financial condition and results of operations (a “Management Report”); and (c) within 60 days after the end of the last calendar month of each fiscal year of the Company and within 30 days after the end of each other calendar month of the Company, unaudited financial statements, including a balance sheet and statement of income and of changes in cash flow as of the end of such period and for the period from the beginning of the current fiscal year to the end of such period, setting forth in comparative form the corresponding figures for the comparable period in the preceding fiscal year, and a Management Report, if at such time any senior lender(s) to the Company requires that monthly Management Reports be delivered to such senior lender(s); provided, that if such monthly financial information and/or Management Reports are not required by the senior lender(s), then such financial information and a Management Report shall be delivered quarterly, within 45 days of the end of each fiscal quarter, and (ii) each Original Common Stockholder, and each New Stockholder holding (together with its Affiliates) at least 1% of the outstanding shares of Common Stock, (an “Eligible Stockholder”) shall upon request be furnished with a copy of a summary annual budget of the Company and its Subsidiaries (including a projected balance sheet and projected statements of income and cash flows), promptly following approval thereof by the Board, and in any event not later than the first day of the fiscal year to which such budget relates; provided, that each such Stockholder shall execute and deliver to the Company a standard and customary confidentiality agreement in form and substance reasonably acceptable to the Company prior to receiving a copy of a summary annual budget. In addition to the written information to be provided by the Company pursuant to this Section 7.2, at least twice each fiscal year the Company shall host a stockholder conference call (the “Required Conference Calls”). Each Eligible Stockholder may participate in such Required Conference Call. The Company shall provide notice of such a Required Conference Call to Eligible Stockholders not less than ten (10) business days prior to the call. Furthermore, upon the request of any Eligible Stockholder, the Company also shall host additional stockholder conference calls (“Optional Conference Calls”); provided, that: (a) the Company shall not be required to host more than two (2) Required Conference Calls and two (2) Optional Conference Calls in any fiscal year, and (b) an Eligible Stockholder may not request an Optional Conference Call until at least sixty (60) days after the most recent Required Conference Call. The notice provisions applicable to Required Conference Calls shall apply to Optional Conference Calls. Notwithstanding anything to the contrary in this Agreement, for as long as the Liquidating Trust is in existence, the Liquidating Trust shall be deemed an Eligible Stockholder regardless of its percentage ownership of the outstanding shares of Common Stock.”

ARTICLE II

MISCELLANEOUS

         Section 2.1 Ratification; Effect of Amendment. Except as expressly amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect to the same extent as if fully set forth herein. As of the effective date of this Amendment, the Agreement shall be amended as provided herein, and the Amended Agreement shall be binding on all parties thereto.

         Section 2.2 Governing Law. This Amendment is to be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements between Delaware residents entered into and to be performed entirely within Delaware.

         Section 2.3 Separate Counterparts. This Amendment may be executed by the parties hereto in separate counterparts (including executed counterparts delivered and exchanged by facsimile transmission), each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

[Signature page follows]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

THE COMPANY:

NATIONSRENT COMPANIES, INC.

By:  /s/ Joseph H. Izhakoff
       Name: Joseph H. Izhakoff
       Title: Executive Vice President, General Counsel and Secretasry

COMMON AND PREFERRED STOCKHOLDERS:

AG RENTAL, L.L.C.

By: AG Private Equity Partners II, LP
By: AG Asset Manager Inc., its Manager

By: /s/ Josh Brain
Name: Josh Brain
Title: Vice President and Assistant Secretary

BAUPOST GROUP SECURITIES, LLC
BAUPOST PRIVATE INVESTMENTS A-1, L.L.C.
BAUPOST PRIVATE INVESTMENTS B-1, L.L.C.
BAUPOST PRIVATE INVESTMENTS C-1, L.L.C.
BAUPOST PRIVATE INVESTMENTS H-1, L.L.C.
BAUPOST PRIVATE INVESTMENTS P-1, L.L.C.
BAUPOST PRIVATE INVESTMENTS Y-1, L.L.C.
BAUPOST PRIVATE INVESTMENTS BVI-1, L.L.C.
BAUPOST PRIVATE INVESTMENTS BVII-1, L.L.C.
BAUPOST PRIVATE INVESTMENTS BVIII-1, L.L.C.

By: /s/ Thomas W. Blumenthal
Name: Thomas W. Blumenthal
Title: Managing Director

BEAR, STEARNS & CO, INC.

By: /s/ Paul Marhan
Name: Paul Marhan
Title: Senior Managing Director

CITIBANK, N.A.

By: /s/ Harry Vlandis
Name: Harry Vlandis
Title: Vice President

COPPER BEECH HOLDINGS LLC

By: /s/ Eric A. Schaefer
Name: Eric A. Schaefer
Title: Vice President

CYPRESSTREE INVESTMENT PARTNERS I, LTD.

By: /s/ Preston I. Carnes, Jr.
Name: Preston I. Carnes, Jr.
Title: Managing Director

FIRST ALL AMERICA FINANCIAL LIFE INS. CO.

By: /s/ Scott C. Hyney
Name: Scott C. Hyney
Title: Assistant Vice President

FIRST BANK

By: /s/ Liz Van De Vanter
Name: Liz Van De Vanter
Title: Senior Vice President

FIRST SOURCE LOAN OBLIGATIONS INSURED TRUST
By: Orchard First Source Capital, Inc., its authorized agent

By: /s/ Robert S. Palmer
Name: Robert S. Palmer
Title: Managing Director

FSC CORP.

By: /s/ Eric S. Woodward
Name: Eric S. Woodward
Title: Principal

GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ Eric A. Schaefer
Name: Eric A. Schaefer
Title: Duly Authorized Signatory

GMAC COMMERCIAL FINANCE

By: /s/ Teresa B. Hilado
Name: Teresa B. Hilado
Title: CFO, GMAC CF

NATIONSRENT LIQUIDATING TRUST

By: /s/ Perry Mandarino
Name: Perry Mandarino
Title: Liquidating Trustee

PHOENIX FUNDING I, LLC

By: /s/ Douglas M. Suliman, Jr.
Name: Douglas M. Suliman, Jr.
Title: Manager

RZB FINANCE LLC

By: /s/ Christoph Hoedl
Name: Christoph Hoedl
Title: Group Vice President

By: /s/ John A. Valiska
Name: John A. Valiska
Title: First Vice President

CALDER & CO.
Nominee for The Bank of Nova Scotia

By: /s/ Ron Dooley
Name: Ron Dooley
Title: Director

JACQUELINE FROST

By: /s/ Jacqueline Frost
Name: Jacqueline Frost

JAMES A. HAID

By: /s/ James A. Haid
Name: James A. Haid

RONALD HALCHISHAK

By: /s/ Ronald Halchishak
Name: Ronald Halchishak

KRIS E. HANSEL

By: /s/ Kris E. Hansel
Name: Kris E. Hansel

FRANCIS X. HASSIS

By: /s/ Francis X. Hassis
Name: Francis X. Hassis

ANDREW HINES

By: /s/ Andrew Hines
Name: Andrew Hines

THOMAS J. HOYER

By: /s/ Thomas J. Hoyer
Name: Thomas J. Hoyer

JOSEPH H. IZHAKOFF

By: /s/ Joseph H. Izhakoff
Name: Joseph H. Izhakoff

JOHN L. JACKSON

By: /s/ John L. Jackson
Name: John L. Jackson

IRVING LEVINE

By: /s/ Irving Levine
Name: Irving Levine

JOHN D. MALONE

By: /s/ John D. Malone
Name: John D. Malone

FERNANDO PINERA

By: /s/ Fernando Pinera, Jr.
Name: Fernando Pinera, Jr.

THOMAS J. PUTMAN

By: /s/ Thomas J. Putman
Name: Thomas J. Putman

BRYAN T. RICH

By: /s/ Bryan T. Rich
Name: Bryan T. Rich

GREG A. ROSENBAUM

By: /s/ Greg A. Rosenbaum
Name: Greg A. Rosenbaum

JOHN C. SCHERER

By: /s/ John C. Scherer
Name: John C. Scherer

CHARLES H. SNYDER

By: /s/ Charles Snyder
Name: Charles H. Snyder

WILLIAM STEWART

By: /s/ William Stewart
Name: William Stewart

TIMOTHY C. STOMMEL

By: /s/ Timothy C. Stommel
Name: Timothy C. Stommel

DOUGLAS M. SULIMAN, JR.

By: /s/ Douglas M. Suliman, Jr.
Name: Douglas M. Suliman, Jr.

Exhibit A

AG Rental, L.L.C.
245 Park Avenue., 26th Floor
New York, NY 10167
Attention: Josh Brain

Bear, Stearns & Co, Inc.
383 Madison Avenue 8th Floor
New York, NY 10179
Attention: Paul Marhan (Primary)
Telephone: (212) 272-7836
Facsimile: (212) 272-9394
Email: pmarhan@bear.com

Copper Beech Holdings LLC
401 Merritt Seven, 2nd Floor
Norwalk, CT 06851
Attention: Eric A. Schaefer
Telephone: (203) 229-5000
Facsimile: (203) 229-1415
Email: eric.schaefer@ge.com

First All America Financial Life Ins. Co.
Investment Accounting Department
440 Lincoln Street
Mail Station N262
Worcester, MA 01653
Attention: Scott C. Hyney

First Source Loan Obligations Insured Trust
2850 W. Gold Rd., Ste 520
Rolling Meadows, IL 60008
Attention Robert S. Palmer

General Electric Capital Corporation
401 Merritt 7, 2nd Floor
Norwalk, CT 06851
Attention: Eric A. Schaefer

Nationsrent Unsecured Creditor's Liquidating Trust
C/o Traxi LLC
212 West 35th Street, 4th Floor
New York, NY 10001
Attention: Perry Mandarino
Telephone: (212) 465-1935
Facsimile: (212) 465-1919
Email: pmandarino@traxi.com

RZB Finance LLC
1133 Avenue of the Americas, 16th Floor
New York, NY 10036
Attention Christopher Hoedl
Telephone: (212) 845-4116
Facsimile: (212) 944-2093
Email: choedl@rzbfinance.com

Jacqueline Frost
7502 Appalachian Lane
Parkland, FL 33067

Ronald Halchishak
712 Huckleberry Trail
Nashville, TN 37221

Francis X. Hassis
1009 Silverwood Court
Keller, TX 76248

Thomas Hoyer
6201 NW 120th Drive
Coral Springs, FL 33076

John L. Jackson
1627 Hillstone Avenue
Escondido, CA 92029

John D. Malone
417 N.E. 17th Way
Fort Lauderdale, FL 33301

Thomas Putman
2512 Barcelona Drive
Fort Lauderdale, FL 33301

Greg A. Rosenbaum
9140 Vendome Drive
Bethesda, MD 20817-4021

Charles H. Snyder
2430 N.E. 35th St.
Lighthouse Point, FL 33064

Timothy C. Stommel
6345 Iris Avenue
Cincinnati, OH 45213	Baupost Group Securities, LLC.
10 St. James Avenue Suite 2000
Boston , MA 02116
Attention: Thomas W. Blumenthal

Citibank, N.A.
388 Greenwich St., 21st Floor
New York, NY 10013
Attention: Harry Vlandis
Telephone: (212) 816-7501
Facsimile: (212) 816-7738
Email: harry.vlandis@citigroup.com

CypressTree Investment Partners I, Ltd.
One Washington Mall, 6th Floor
Boston, MA 02109
Attention: Preston I. Carnes, Jr.
Telephone: (617) 371-9313
Facsimile: (617) 371-9366
Email: Pcarnes@cyptree.com

First Bank
16900 Goldenwest Street
Huntington Beach, CA 92647
Attention: Liz Van De Vanter
Telephone: (714) 375-7020
Facsimilie: (714) 375-7051
Email: liz.vandevanter@fbol.com

FSC Corp.
c/o Bank of America
NC1-027-14-01
214 North
Charlotte, NC 28255-0001
Attention: Eric S. Woodward

GMAC Commercial Finance
30000 Town Center, Suite 280
Southfield, MI 48075
Attention: Teresa B. Hilado

Phoenix Funding I, LLC
c/o NationsRent, Inc.
450 East Las Olas Boulevard, 14th Floor
Fort Lauderdale, FL 33301
Attention: Douglas M. Suliman, Jr.
Telephone: (954) 759-5845
Facsimile: (954) 760-6575
Email: dsuliman@nationsrent.com

Calder & Co.
Nominee for The Bank of Nova Scotia
One Liberty Plaza
New York, NY 10006
Attention: Ronald Dooley
Telephone: (212) 225-5228
Facsimile: (212) 225-5205
Email: ronald_dooley@scotiacapital.com

James Haid
2060 Sea Island Drive
Fort Lauderdale, FL 33301

Kris Hansel
2690 Edgewater Court
Weston, FL 33332

Andrew Hines
28 Stoneleigh Park
Westfield NJ 07090

Joseph Izhakoff
2200 NE 201st Street
North Miami Beach, FL 33180

Irving Levine
45 Marguerite Drive
Rancho Palos Verdes, CA 90275

Fernando Pinera
541 SW 24th Road
Miami, FL 33129

Bryan T. Rich
19111 Collins Avenue, #1108
Sunny Isles, FL 33160

John C. Scherer
7520 Cypress Head
Parkland, FL 33067

William Stewart
123 Stiles Road
Boylston, MA 01505

Douglas M. Suliman, Jr.
101 Lake Street
Sherborn, MA 01770